UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 29, 2004

Date of Report (Date of earliest event reported)

Presstek, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	0-17541	02-0415170
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire 03051-4903

(Address of Principal Executive Offices)

(603) 595-7000

Registrant’s telephone number, including area code

ITEM 9. REGULATION FD DISCLOSURE.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
EXHIBIT INDEX
EX-99.1 PRESS RELEASE ISSUED BY PRESSTEK, INC., DATED JULY 29, 2004

ITEM 9. REGULATION FD DISCLOSURE.

     The information contained in Item 12 “Results of Operations and Financial Condition” is hereby incorporated by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, Presstek, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended July 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein, including the exhibits attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: July 29, 2004	By:	/s/ Edward J. Marino
Edward J. Marino
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Presstek, Inc., dated July 29, 2004.